                                                                    EXHIBIT 99.2


                              GUIDANT CORPORATION
     QUARTERLY INCOME STATEMENTS RETROACTIVELY RESTATED FOR ENDOVASCULAR
                     TECHNOLOGIES, INC. (EVT) ACQUISITION
                                     1997

                                                                     REPORTED RESULTS
                                            ---------------------------------------------------------------
                                                                 Guidant Corporation - 1997
                                            ---------------------------------------------------------------
                                             Nine Months Ended
                                             September 30, 1997       Third         Second        First
                                            ---------------------  ------------  ------------  ------------
 Cardiac Rhythm Management                     $ 486.3             $ 172.9        $ 164.4       $ 149.0
 Vascular Intervention                           297.7                95.8          101.1         100.8
 Minimally Invasive Systems                       45.8                14.6           15.5          15.7
                                               -------             -------        -------       -------
      Total net sales                            829.8               283.3          281.0         265.5
 Cost of sales                                   207.7                69.5           72.2          66.0
                                               -------             -------        -------       -------
      Gross profit                               622.1               213.8          208.8         199.5

 Purchased research & development                 57.4                   -           57.4             -
 Research & development                          129.9                45.2           42.4          42.3
 Sales, marketing & administrative               265.4                92.0           89.2          84.2
                                               -------             -------        -------       -------
 Income from operations                          169.4                76.6           19.8          73.0

 Other income (expenses), net                    (17.0)               (6.4)          (5.6)         (5.0)
                                               -------             -------        -------       -------

 Income before income taxes                      152.4                70.2           14.2          68.0
 Income taxes                                     53.8                23.8            5.2          24.8
                                               -------             -------        -------       -------

 Net income                                    $  98.6             $  46.4        $   9.0       $  43.2
                                          =============================================================

Earnings per share                             $  0.68             $  0.32        $  0.06       $  0.30
 Wtd. Ave. Shares                               144.52              144.63         144.59        144.34
Cash Dividend Declared                         $0.0375             $0.0125        $0.0125       $0.0125

                                                                        EVT - 1997
                                                ---------------------------------------------------------
                                                Nine Months Ended
                                                September 30, 1997     Third       Second        First
                                                ------------------  -----------  -----------  -----------
 Cardiac Rhythm Management                           -                    -            -            -
 Vascular Intervention                               -                    -            -            -
 Minimally Invasive Systems                      $   2.6              $   0.9      $   0.8      $   0.9
                                                 -------              -------      -------      -------
      Total net sales                                2.6                  0.9          0.8          0.9
 Cost of sales                                       2.4                  0.8          0.8          0.8
                                                 -------              -------      -------      -------
      Gross profit                                   0.2                  0.1            -          0.1

 Research & development                             12.3                  5.0          3.6          3.7
 Sales, marketing & administrative                   3.7                  1.3          1.2          1.2
                                                 -------              -------      -------      -------
 Income from operations                            (15.8)                (6.2)        (4.8)        (4.8)

 Other income, net                                   0.4                  0.1          0.1          0.2
                                                 -------              -------      -------      -------
 Net loss                                        $ (15.4)             $  (6.1)     $  (4.7)     $  (4.6)
                                             =============================================================
 Wtd. Ave. Shares                                   2.68                 2.69         2.68         2.66

                                                                      1997 Combined
                                               ---------------------------------------------------------------
                                               Nine Months Ended
                                               September 30, 1997       Third         Second          First
                                               ------------------   ------------  -------------  -------------
 Cardiac Rhythm Management                          $ 486.3              $ 172.9        $ 164.4        $ 149.0
 Vascular Intervention                                297.7                 95.8          101.1          100.8
 Minimally Invasive Systems                            48.4                 15.5           16.3           16.6
                                                    -------              -------        -------        -------
      Total net sales                                 832.4                284.2          281.8          266.4
 Cost of sales                                        210.1                 70.3           73.0           66.8
                                                    -------              -------        -------        -------
      Gross profit                                    622.3                213.9          208.8          199.6

 Purchased research & development                      57.4                 -              57.4           -
 Research & development                               142.2                 50.2           46.0           46.0
 Sales, marketing & administrative                    269.1                 93.3           90.4           85.4
                                                    -------              -------        -------        -------
 Income from operations                               153.6                 70.4           15.0           68.2

 Other income (expenses), net                         (16.6)                (6.3)          (5.5)          (4.8)
                                                    -------              -------        -------        -------

 Income before income taxes                           137.0                 64.1            9.5           63.4
 Income taxes                                          53.8                 23.8            5.2           24.8
                                                    -------              -------        -------        -------

 Net income                                         $  83.2              $  40.3        $   4.3        $  38.6
                                            ==================================================================

Earnings per share                                  $  0.57              $  0.27        $  0.03        $  0.26
 Wtd. Ave. Shares                                    147.20               147.32         147.27         147.01
Cash Dividend Declared                              $0.0375              $0.0125        $0.0125        $0.0125

                                                                       Special Charges*
                                               --------------------------------------------------------------
                                               Nine Months Ended
                                               September 30, 1997      Third           Second        First
                                               ------------------    ----------      ----------    ----------
 Cardiac Rhythm Management                                -                    -              -              -
 Vascular Intervention                                    -                    -              -              -
 Minimally Invasive Systems                               -                    -              -              -
                                                      -----           ----------          -----     ----------
      Total net sales                                     -                    -              -              -
 Cost of sales                                            -                    -              -              -
                                                      -----           ----------          -----     ----------
      Gross profit                                        -                    -              -              -

 Purchased research & development                     (57.4)                   -          (57.4)             -
 Research & development                                   -                    -              -              -
 Sales, marketing & administrative                        -                    -              -              -
                                                       -----           ----------          -----     ----------
 Income from operations                                57.4                    -           57.4              -

 Other income (expenses), net                             -                    -              -              -
                                                      -----           ----------          -----     ----------

 Income before income taxes                            57.4                    -           57.4              -
 Income taxes                                          20.3                 (0.7)          21.0              -
                                                      -----           ----------          -----     ----------

 Net income                                          $ 37.1              $   0.7         $ 36.4        $     -
                                               ===============================================================

                                                       1997 COMBINED AS ADJUSTED FOR SPECIAL CHARGES
                                              ----------------------------------------------------------------
                                              Nine Months Ended
                                              September 30, 1997      Third          Second         First
                                              ------------------   ------------  --------------  ------------
 Cardiac Rhythm Management                         $ 486.3               $ 172.9         $ 164.4       $ 149.0
 Vascular Intervention                               297.7                  95.8           101.1         100.8
 Minimally Invasive Systems                           48.4                  15.5            16.3          16.6
                                                   -------               -------         -------       -------
      Total net sales                                832.4                 284.2           281.8         266.4
 Cost of sales                                       210.1                  70.3            73.0          66.8
                                                   -------               -------         -------       -------
      Gross profit                                   622.3                 213.9           208.8         199.6

 Research & development                              142.2                  50.2            46.0          46.0
 Sales, marketing & administrative                   269.1                  93.3            90.4          85.4
                                                   -------               -------         -------       -------
 Income from operations                              211.0                  70.4            72.4          68.2

 Other income (expenses), net                        (16.6)                 (6.3)           (5.5)         (4.8)
                                                   -------               -------         -------       -------

 Income before income taxes                          194.4                  64.1            66.9          63.4
 Income taxes                                         74.1                  23.1            26.2          24.8
                                                   -------               -------         -------       -------

 Net income                                        $ 120.3               $  41.0         $  40.7       $  38.6
                                            ==================================================================

Earnings per share                                 $  0.82               $  0.28         $  0.28       $  0.26
 Wtd. Ave. Shares                                   147.20                147.32          147.27        147.01
Cash Dividend Declared                             $0.0375               $0.0125         $0.0125       $0.0125


*  Special charges represent the impact of purchased research and development.

                              GUIDANT CORPORATION
     QUARTERLY INCOME STATEMENTS RETROACTIVELY RESTATED FOR ENDOVASCULAR
                     TECHNOLOGIES, INC. (EVT) ACQUISITION
                                     1996

                                                                        REPORTED RESULTS
                                        --------------------------------------------------------------------------------
                                                                  GUIDANT CORPORATION - 1996
                                        --------------------------------------------------------------------------------

                                          Total 1996        Fourth           Third          Second            First
                                        --------------  ---------------  -------------  ---------------  ---------------
 Cardiac Rhythm Management                   $574.6              $151.9         $144.7          $144.2            $133.8
 Vascular Intervention                        425.6               104.9          104.7           109.1             106.9
 Minimally Invasive Systems                    48.3                14.0           10.7            12.2              11.4
                                           --------             -------        -------         -------           -------
      Total net sales                       1,048.5               270.8          260.1           265.5             252.1
 Cost of sales                                314.5                68.4           69.1           100.0              77.0
                                           --------             -------        -------         -------           -------
      Gross profit                            734.0               202.4          191.0           165.5             175.1

 Research & development                       152.5                41.9           37.6            37.0              36.0
 Sales, marketing & administrative            326.0                87.6           78.7            82.4              77.3
                                           --------             -------        -------         -------           -------
 Income from operations                       255.5                72.9           74.7            46.1              61.8

 Other income (expenses), net                 (39.1)               (5.0)          (6.8)          (12.6)            (14.7)
 Impaired asset charge                        (66.9)                  -              -           (66.9)                -
                                           --------             -------        -------         -------           -------

 Income (loss) before income taxes            149.5                67.9           67.9           (33.4)             47.1
 Income taxes                                  83.7                25.6           26.7            12.8              18.6
                                           --------             -------        -------         -------           -------

 Net income (loss)                            $65.8               $42.3          $41.2          $(46.2)            $28.5
                                          ==============================================================================

Earnings per share                            $0.46             $  0.29        $  0.29          -$0.32           $  0.20
 Wtd. Ave. Shares                            144.17              144.33         144.26          144.10            143.98
Cash Dividend Declared                      $0.0500             $0.0125        $0.0125         $0.0125           $0.0125
                                                                         EVT - 1996
                                        --------------------------------------------------------------------------------

                                          Total 1996        Fourth           Third          Second            First
                                        --------------  ---------------  -------------  ---------------  ---------------
 Cardiac Rhythm Management                        -                   -              -                -                -
 Vascular Intervention                            -                   -              -                -                -
 Minimally Invasive Systems                    $1.2                $0.6           $0.3             $0.2             $0.1
                                             ------                ----           ----             ----             ----
      Total net sales                           1.2                 0.6            0.3              0.2              0.1
 Cost of sales                                  1.4                 0.6            0.4              0.3              0.1
                                             ------                ----           ----             ----             ----
      Gross profit                             (0.2)               (0.0)          (0.1)            (0.1)               -

 Research & development                        12.1                 3.6            3.2              2.8              2.5
 Sales, marketing & administrative              2.4                 0.8            0.5              0.7              0.4
                                             ------                ----           ----             ----             ----
 Loss from operations                         (14.7)               (4.4)          (3.8)            (3.6)            (2.9)

 Other income, net                              1.2                 0.3            0.3              0.4              0.2

 Net loss                                    $(13.5)              $(4.1)         $(3.5)           $(3.2)           $(2.7)
                                         ===============================================================================

 Wtd. Ave. Shares                              2.58                2.60           2.64             2.67             2.42

                                                                         1996 - COMBINED
                                        ---------------------------------------------------------------------------------

                                           Total 1996         Fourth          Third           Second           First
                                        ----------------  --------------  --------------  ---------------  --------------
 Cardiac Rhythm Management                   $574.6               $151.9          $144.7          $144.2           $133.8
 Vascular Intervention                        425.6                104.9           104.7           109.1            106.9
 Minimally Invasive Systems                    49.5                 14.6            11.0            12.4             11.5
                                           --------              -------         -------         -------          -------
      Total net sales                       1,049.7                271.4           260.4           265.7            252.2
 Cost of sales                                315.9                 69.0            69.5           100.3             77.1
                                           --------              -------         -------         -------          -------
      Gross profit                            733.8                202.4           190.9           165.4            175.1

 Research & development                       164.6                 45.5            40.8            39.8             38.5
 Sales, marketing & administrative            328.4                 88.4            79.2            83.1             77.7
                                           --------              -------         -------         -------          -------
 Income from operations                       240.8                 68.5            70.9            42.5             58.9

 Other income (expenses), net                 (37.9)                (4.7)           (6.5)          (12.2)           (14.5)
 Impaired asset charge                        (66.9)                   -               -           (66.9)               -
                                           --------              -------         -------         -------          -------

 Income (loss) before income taxes            136.0                 63.8            64.4           (36.6)            44.4
 Income taxes                                  83.7                 25.6            26.7            12.8             18.6
                                           --------              -------         -------         -------          -------

 Net income (loss)                            $52.3                $38.2           $37.7          $(49.4)           $25.8
                                        ==================================================================================

Earnings per share                            $0.36              $  0.26         $  0.26          -$0.34          $  0.18
 Wtd. Ave. Shares                            146.75               146.93          146.90          146.77           146.40
Cash Dividend Declared                      $0.0500              $0.0125         $0.0125         $0.0125          $0.0125

                                                                     SPECIAL CHARGES*
                                     ------------------------------------------------------------------------------------
                                       Total 1996                 Fourth          Third           Second            First
                                      -------------               ------          -----           -------           -----
 Cardiac Rhythm Management                        -                                    -               -                -
 Vascular Intervention                            -                                    -               -                -
 Minimally Invasive Systems                       -                                    -               -                -
                                             ------                               ------           -----            -----
      Total net sales                             -                                    -               -                -
 Cost of sales                                (28.8)                                   -               -            (28.8)
                                             ------                               ------           -----            -----
      Gross profit                             28.8                                    -               -             28.8

 Research & development                           -                                    -               -                -
 Sales, marketing & administrative                -                                    -               -                -
                                             ------                               ------           -----            -----
 Income from operations                        28.8                                    -               -             28.8

 Other income (expenses), net                     -                                    -               -                -
 Impaired asset charge                        (66.9)                                   -               -            (66.9)
                                             ------                               ------           -----            -----

 Income before income taxes                    95.7                                    -               -             95.7
 Income taxes                                  11.6                                    -               -             11.6
                                             ------                               ------           -----            -----
 Net income                                   $84.1                                    -               -            $84.1
                                           ==============================================================================

Earnings per share
 Wtd. Ave. Shares
Cash Dividend Declared


                                                       1996 COMBINED AS ADJUSTED FOR SPECIAL CHARGES
                                        ---------------------------------------------------------------------------------

                                           Total 1996             Fourth          Third          Second            First
                                        ----------------         -------         -------         -------          -------
 Cardiac Rhythm Management                   $574.6               $151.9          $144.7          $144.2           $133.8
 Vascular Intervention                        425.6                104.9           104.7           109.1            106.9
 Minimally Invasive Systems                    49.5                 14.6            11.0            12.4             11.5
                                           --------              -------         -------         -------          -------
      Total net sales                       1,049.7                271.4           260.4           265.7            252.2
 Cost of sales                                287.1                 69.0            69.5            71.5             77.1
                                           --------              -------         -------         -------          -------
      Gross profit                            762.6                202.4           190.9           194.2            175.1

 Research & development                       164.6                 45.5            40.8            39.8             38.5
 Sales, marketing & administrative            328.4                 88.4            79.2            83.1             77.7
                                           --------              -------         -------         -------          -------
 Income from operations                       269.6                 68.5            70.9            71.3             58.9

 Other income (expenses), net                 (37.9)                (4.7)           (6.5)          (12.2)           (14.5)
                                           --------              -------         -------         -------          -------

 Income before income taxes                   231.7                 63.8            64.4            59.1             44.4
 Income taxes                                  95.3                 25.6            26.7            24.4             18.6
                                           --------              -------         -------         -------          -------

 Net income                                  $136.4                $38.2           $37.7           $34.7            $25.8
                                     ====================================================================================

Earnings per share                         $   0.93              $  0.26         $  0.26         $  0.24          $  0.18
 Wtd. Ave. Shares                            146.75               146.93          146.90          146.77           146.40
Cash Dividend Declared                     $ 0.0500              $0.0125         $0.0125         $0.0125          $0.0125


*  Represent the impact of impairment and special obsolescence charges.

                     GUIDANT CORPORATION AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                               SEPTEMBER 30, 1997
                             (Dollars in millions)

                                                    As Previously Reported
                                                     Guidant          EVT   COMBINED
                                              ----------------------  ----  --------
Assets

Current Assets
Cash and cash equivalent....................          $5.8            $9.6     $15.4

Accounts receivable, net of allowances
   of $7.5 (GDT) and $0.2 (EVT).............         258.6             1.2     259.8

Other receivables...........................          10.4             0.6      11.0

Inventories.................................         116.6             0.3     116.9

Deferred income taxes.......................          59.3              --      59.3

Prepaid expenses...........................           23.4             0.5      23.9
                                                  --------           -----  --------

     Total Current Assets...................         474.1            12.2     486.3


Other Assets

Goodwill, net of allowances
   of $91.7 (GDT) ..........................         184.3              --     184.3

Other intangible assets, net of allowances
   of $10.9 (GDT) ..........................           7.1              --       7.1

Investments.................................          56.8              --      56.8

Sundry......................................          26.4             0.1      19.5

Deferred income taxes.......................          10.8              --      10.8
                                                  --------           -----   -------

                                                     285.4             0.1     278.5

Property and equipment, net.................         332.0             2.8     334.8
                                                  --------           -----  --------

                                                  $1,091.5           $15.1  $1,099.6
                                                  ========           =====  ========



See notes to consolidated financial statements

                      GUIDANT CORPORATION AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                               SEPTEMBER 30, 1997
                             (Dollars in millions)

                                                         As Previously Reported
                                                          Guidant           EVT    COMBINED
                                                  -----------------------  ------  ---------
Liabilities and Shareholders' Equity

Current Liabilities
Accounts payable................................           $41.9            $0.9      $42.8

Employee compensation...........................            56.9              --       56.9

Restructuring liabilities.......................             6.1              --        6.1

Income taxes payable............................             3.0              --        3.0

Other liabilities...............................            91.2             2.8       94.0

Short-term borrowings...........................           159.6              --      159.6
                                                         -------           -----    -------

     Total Current Liabilities..................           358.7             3.7      362.4

Noncurrent Liabilities

Long-term debt..................................           187.5             7.0      187.5

Other...........................................            11.6              --       11.6


Commitments and contingencies...................              --              --         --

Shareholders' Equity
Common stock-no par value:
   Authorized shares:  250,000,000
   Issued and outstanding shares:  147,304,000..           192.5              --      192.5

Additional paid-in capital......................           157.9            57.3      215.2

Retained earnings...............................           255.1           (52.9)     202.2

Cumulative currency translation adjustments.....           (29.1)             --      (29.1)

Deferred cost, ESOP.............................           (46.3)             --      (46.3)

Unrealized gain on investments, net.............            10.7              --       10.7

Treasury stock, at cost:
     Shares:  106,542 (1997)....................            (7.1)             --       (7.1)
                                                        --------           -----   --------

                                                           533.7             4.4      538.1
                                                        --------           -----   --------
                                                        $1,091.5           $15.1   $1,099.6
                                                        ========           =====   ========

                      GUIDANT CORPORATION AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                               DECEMBER 31, 1996
                             (Dollars in millions)

                                                    As Previously Reported
                                                     Guidant          EVT   COMBINED
                                              ----------------------  ----  --------
Assets

Current Assets
Cash and cash equivalent....................          $1.5           $17.9     $19.4

Accounts receivable, net of allowances
   of $7.3 (GDT) and $0.1 (EVT).............         212.4             0.5     212.9

Other receivables...........................          17.5             0.3      17.8

Inventories.................................         102.8              --     102.8

Deferred income taxes.......................          62.1              --      62.1

Prepaid expenses............................          22.6             0.3      22.9
                                                  --------           -----  --------

     Total Current Assets...................         418.9            19.0     437.9


Other Assets

Goodwill, net of allowances
   of $82.1 (GDT) ..........................         197.3              --     197.3

Other intangible assets, net of allowances
   of $8.8 (GDT) ...........................           9.1              --       9.1

Investments.................................          41.3              --      41.3

Sundry......................................          16.3             0.1      16.4

Deferred income taxes.......................            --              --        --
                                                  --------           -----  --------

                                                     264.0             0.1     264.1

Property and equipment, net.................         321.0             1.9     322.9
                                                  --------           -----  --------

                                                  $1,003.9           $21.0  $1,024.9
                                                  ========           =====  ========



See notes to consolidated financial statements

                      GUIDANT CORPORATION AND SUBSIDIARIES
                          CONSOLIDATED BALANCE SHEETS
                               DECEMBER 31, 1996
                             (Dollars in millions)

                                                         As Previously Reported
                                                          Guidant           EVT    COMBINED
                                                  -----------------------  ------  ---------
Liabilities and Shareholders' Equity

Current Liabilities
Accounts payable................................                   $21.9    $0.7      $22.6

Employee compensation...........................                    77.5      --       77.5

Restructuring liabilities.......................                     8.8      --        8.8

Income taxes payable............................                     2.6      --        2.6

Other liabilities...............................                    67.2     1.6       68.8

Short-term borrowings...........................                   130.0      --      130.0
                                                                --------  ------   --------

     Total Current Liabilities..................                   308.0     2.3      310.3

NONCURRENT LIABILITIES
Long-term debt..................................                   233.5      --      233.5

Other...........................................                    14.2      --       14.2


Commitments and contingencies...................                      --      --         --

Shareholders' Equity
Common stock-no par value:
   Authorized shares:  250,000,000
   Issued and outstanding shares:  146,958,000..                   192.5      --      192.5

Additional paid-in capital......................                   150.5    56.3      206.8

Retained earnings...............................                   162.0   (37.5)     124.5

Cumulative currency translation adjustments.....                   (11.7)     --      (11.7)

Deferred cost, ESOP.............................                   (51.2)   (0.1)     (51.3)

Unrealized gain on investments, net.............                     9.4      --        9.4

Treasury stock, at cost:
     Shares:  66,763 (1996).....................                    (3.3)     --       (3.3)
                                                                --------   -----   --------

                                                                   448.2    18.7      466.9
                                                                --------   -----   --------
                                                                $1,003.9   $21.0   $1,024.9
                                                                ========   =====   ========